EXHIBIT 32.1

Certification

Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Waterside Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the period ended December 31, 2019 (the “Form 10-Q”) of our Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of our Company.

Date: February 11, 2020

By:	/s/ Zindel Zelmanovitch
Name:	ZINDEL ZELMANOVITCH
Title:	Chief Executive Officer (Principal Executive Officer)

Date: February 11, 2020

By:	/s/ Zindel Zelmanovitch
Name:	ZINDEL ZELMANOVITCH
Title:	Chief Financial Officer (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to our Company and will be retained by our Company and furnished to the Securities and Exchange Commission or its staff upon request.